EXHIBIT 99.1

                  PRO FORMA CONDENSED FINANCIAL INFORMATION


         On December 31, 1996, Crestar Financial Corporation (Crestar) merged with Citizens Bancorp (Citizens), a bank holding company based in Laurel, Maryland, in a transaction accounted for as a pooling of interests. Based on an exchange ratio of 1.67 shares (on a post-split basis) of Crestar common stock for each outstanding share of Citizens common stock, Crestar issued 25,278,768 shares (on a post-split basis) of common stock.

         The following Pro Forma Condensed Statement of Financial Condition presented assumes that the merger was consummated on September 30, 1996, and the Pro Forma Condensed Statements of Operations assume that the merger was consummated at the beginning of each period presented. Effective January 24, 1997, Crestar's common stock was split on a two-for-one basis, through distribution of a 100% stock dividend. All common share data for Crestar has been retroactively adjusted to reflect the Crestar common stock split.

         The pro forma earnings are not necessarily indicative of the results of operations had the merger occurred at the beginning of each period presented, nor are they necessarily indicative of the results of future operations.

               Pro Forma Condensed Statement of Financial Condition

                                 September 30, 1996
                                    (Unaudited)

                                                                                                               Crestar &
                                                                                      Adjustments              Citizens
                                                                                         increase              pro forma
(Dollars in thousands)                                Crestar            Citizens       (decrease)             combined
                                                      -------           ---------     -------------           -------------
Assets
     Cash and due from banks                           $810,669            $198,145      $         -          $1,008,814
     Securities held to maturity                         69,849           1,000,859                            1,070,708
     Securities available for sale                    3,520,740             545,425                            4,066,165
     Money market investments                           742,036                   -                              742,036
     Mortgage loans held for sale                       909,633                   -                              909,633

     Loans, net of unearned income                   11,237,011           2,333,811                           13,570,822
        Less: Allowance for loan losses                (235,747)            (37,156)                            (272,903)
                                                       ---------            --------                            ---------
           Loans - net                               11,001,264           2,296,655                           13,297,919

     Premises and equipment, net                        365,905              56,471                              422,376
     Intangible assets - net                            183,784                 863                              184,647
     Foreclosed properties - net                         17,030              20,927           (4,000)  (2)        33,957
     Other assets                                       631,101              49,790                              680,891
                                                        -------              ------         ----------       -----------
                Total Assets                        $18,252,011          $4,169,135          ($4,000)        $22,417,146
                                                    -----------          ----------         ----------       -----------


Liabilities and Shareholders' Equity
     Deposits:
        Noninterest-bearing demand deposits          $2,561,321            $654,507      $       -            $3,215,828
        Interest bearing deposits                    11,023,253           2,371,189                           13,394,442
                                                     ----------           ---------                           ----------
           Total deposits                            13,584,574           3,025,696                           16,610,270
     Short-term borrowings                            2,083,096             772,466                            2,855,562
     Other liabilities                                  482,915              16,389           28,531   (2)       527,835
     Long-term debt                                     668,458                 -                                668,458
                                                        -------         -----------           ------         -----------
                Total Liabilities                    16,819,043           3,814,551           28,531          20,662,125

     Shareholders' Equity (1)
        Preferred stock, authorized 2,000,000
           shares, none issued                                -                   -                -                   -
        Common stock, $5 par value, authorized
           200,000,000 shares; outstanding
           84,699,026 actual shares and
           109,970,466 pro forma combined shares        423,495                   -          126,357   (3)       549,852
        Common stock, $2.50 par value, authorized
           125,000,000 shares; outstanding
           15,132,599 shares                                  -              37,832          (37,832)  (3)             -
     Capital surplus                                    185,981             122,110          (88,525)  (3)       219,566
     Retained earnings                                  863,907             192,207          (32,531)  (2)     1,023,583
     Net unrealized loss on securities available
        for sale                                        (40,415)              2,435             -                (37,980)
                                                        -------         -----------           ------         -----------
                Total Shareholders' Equity            1,432,968             354,584          (32,531)          1,755,021
                                                    -----------          ----------         ----------       -----------

                Total Liabilities and
                   Shareholders' Equity             $18,252,011          $4,169,135          ($4,000)        $22,417,146
                                                    ===========          ==========          ========        ===========


                See notes to Pro Forma Condensed Financial Information.

                Pro Forma Condensed Statement of Operations
                  Nine months ended September 30, 1996
                                (Unaudited)

                                                                                                          Crestar &
(Dollars in thousands, except per share data)                                                             Citizens
                                                                                                          pro forma
                                                                         Crestar        Citizens        combined (4)
                                                                         --------      -----------     -------------
Interest Income
      Interest and fees on loans                                          $750,027       $137,821          $887,848
      Interest and dividends on securities                                 157,869         67,027           224,896
      Other interest income                                                 58,485            116            58,601
                                                                          --------       --------         ---------
                 Total interest income                                     966,381        204,964         1,171,345
                                                                          --------       --------         ---------

Interest Expense
      Interest on deposits                                                 297,162         74,142           371,304
      Interest on short-term borrowings                                     87,529         25,561           113,090
      Interest on long-term debt                                            37,426              -            37,426
                                                                          --------       --------         ---------
                 Total interest expense                                    422,117         99,703           521,820
                                                                          --------       --------         ---------

Net interest income
      Net interest income                                                  544,264        105,261           649,525
      Provision for loan losses                                             65,970          5,790            71,760
                                                                          --------       --------         ---------
      Net interest income after provision
          for loan losses                                                  478,294         99,471           577,765
                                                                          --------       --------         ---------

Noninterest income
      Service charges on deposit accounts                                   68,908         15,682            84,590
      Trust and investment advisory income                                  47,541            976            48,517
      Securities gains                                                       2,740              -             2,740
      Other noninterest income                                             121,593         15,906           137,499
                                                                          --------       --------         ---------
         Total noninterest income                                          240,782         32,564           273,346
                                                                          --------       --------         ---------

Noninterest expense
      Personnel expense                                                    259,272         45,800           305,072
      Occupancy expense, net                                                36,666         10,358            47,024
      Equipment expense                                                     22,988          6,164            29,152
      Other noninterest expense                                            183,501         20,707           204,208
                                                                          --------       --------         ---------
         Total noninterest expense                                         502,427         83,029           585,456
                                                                          --------       --------         ---------

Net income
      Income before income taxes                                           216,649         49,006           265,655
      Income tax expense                                                    67,690         17,860            85,550
                                                                          --------       --------         ---------
      Net income                                                          $148,959        $31,146          $180,105
                                                                          ========       ========         =========
Per common share data (1)
      Net income per share:
          Primary                                                            $1.72          $2.06             $1.61
                                                                          ========       ========         =========
          Fully diluted                                                      $1.72          $2.06             $1.61
                                                                          ========       ========         =========
      Weighted average shares outstanding:
          Primary                                                       86,564,000     15,114,000       111,805,000
                                                                        ==========     ==========       ===========
          Fully diluted                                                 86,652,000     15,114,000       111,894,000
                                                                        ==========     ==========       ===========

                 See Notes to Pro Forma Condensed Financial Information.

                  Pro Forma Condensed Statement of Operations
                     Nine months ended September 30, 1995
                                (Unaudited)

                                                                                                          Crestar &
(Dollars in thousands, except per share data)                                                             Citizens
                                                                                                          pro forma
                                                                         Crestar        Citizens        combined (4)
                                                                         ---------      ----------     --------------
Interest Income
      Interest and fees on loans                                          $756,320        $127,082          $883,402
      Interest and dividends on securities                                 127,639          66,433           194,072
      Other interest income                                                 34,956               -            34,956
                                                                          --------       ---------         ---------
                 Total interest income                                     918,915         193,515         1,112,430
                                                                          --------       ---------         ---------

Interest Expense
      Interest on deposits                                                 298,624          65,355           363,979
      Interest on short-term borrowings                                     72,417          25,300            97,717
      Interest on long-term debt                                            37,849               -            37,849
                                                                          --------       ---------         ---------
                 Total interest expense                                    408,890          90,655           499,545
                                                                          --------       ---------         ---------

Net interest income
      Net interest income                                                  510,025         102,860           612,885
      Provision for loan losses                                             38,268           5,120            43,388
                                                                          --------       ---------         ---------
      Net interest income after provision
          for loan losses                                                  471,757          97,740           569,497
                                                                          --------       ---------         ---------

Noninterest income
      Service charges on deposit accounts                                   67,236          15,031            82,267
      Trust and investment advisory income                                  42,802             880            43,682
      Securities gains (losses)                                             (3,529)            133            (3,396)
      Other noninterest income                                             107,832          12,687           120,519
                                                                          --------       ---------         ---------
         Total noninterest income                                          214,341          28,731           243,072
                                                                          --------       ---------         ---------

Noninterest expense
      Personnel expense                                                    247,801          42,822           290,623
      Occupancy expense, net                                                35,845          11,377            47,222
      Equipment expense                                                     23,422           5,563            28,985
      Other noninterest expense                                            143,499          23,561           167,060
                                                                          --------       ---------         ---------
         Total noninterest expense                                         450,567          83,323           533,890
                                                                          --------       ---------         ---------

Net income
      Income before income taxes                                           235,531          43,148           278,679
      Income tax expense                                                    82,031          16,321            98,352
                                                                          --------       ---------         ---------
      Net income                                                          $153,500         $26,827          $180,327
                                                                        ==========     ===========       ===========

Per common share data (1)
      Net income per share:
          Primary                                                            $1.76           $1.79             $1.60
                                                                        ==========     ===========       ===========
          Fully diluted                                                      $1.75           $1.79             $1.60
                                                                        ==========     ===========       ===========
      Weighted average shares outstanding:
          Primary                                                       87,405,000      14,992,000       112,441,000
                                                                        ==========     ===========       ===========
          Fully diluted                                                 87,611,000      14,992,000       112,648,000
                                                                        ==========     ===========       ===========

                 See Notes to Pro Forma Condensed Financial Information.

                  Pro Forma Condensed Statement of Operations
                      For the year ended December 31, 1995
                                  (Unaudited)

                                                                                                          Crestar &
(Dollars in thousands, except per share data)                                                             Citizens
                                                                                                          pro forma
                                                                         Crestar        Citizens        combined (4)
                                                                       -----------      ---------       ------------
Interest Income
      Interest and fees on loans                                        $1,013,613      $171,594        $1,185,207
      Interest and dividends on securities                                 174,155        88,378           262,533
      Other interest income                                                 48,347             -            48,347
                                                                          --------       --------         ---------
                 Total interest income                                   1,236,115       259,972         1,496,087
                                                                          --------       --------         ---------

Interest Expense
      Interest on deposits                                                 403,018        90,393           493,411
      Interest on short-term borrowings                                    100,365        33,464           133,829
      Interest on long-term debt                                            49,916             -            49,916
                                                                          --------       --------         ---------
                 Total interest expense                                    553,299       123,857           677,156
                                                                          --------       --------         ---------

Net interest income
      Net interest income                                                  682,816       136,115           818,931
      Provision for loan losses                                             59,570         6,695            66,265
                                                                          --------       --------         ---------
      Net interest income after provision
          for loan losses                                                  623,246       129,420           752,666
                                                                          --------       --------         ---------

Noninterest income
      Service charges on deposit accounts                                   89,379        20,226           109,605
      Trust and investment advisory income                                  60,645         1,152            61,797
      Securities gains (losses)                                             (2,213)          146            (2,067)
      Other noninterest income                                             140,731        18,925           159,656
                                                                          --------       --------         ---------
         Total noninterest income                                          288,542        40,449           328,991
                                                                          --------       --------         ---------

Noninterest expense
      Personnel expense                                                    340,440        57,149           397,589
      Occupancy expense, net                                                48,650        14,199            62,849
      Equipment expense                                                     31,301         7,534            38,835
      Other noninterest expense                                            199,043        32,882           231,925
                                                                          --------       --------         ---------
         Total noninterest expense                                         619,434       111,764           731,198
                                                                          --------       --------         ---------

Net income
      Income before income taxes                                           292,354          58,105           350,459
      Income tax expense                                                   112,557          22,015           134,572
                                                                          --------       --------         ---------
      Net income                                                          $179,797         $36,090          $215,887
                                                                        ==========     ==========       ===========

Per common share data (1)
      Net income per share:
          Primary                                                            $2.06           $2.40             $1.92
                                                                        ==========     ==========       ===========
          Fully diluted                                                      $2.05           $2.40             $1.92
                                                                        ==========     ==========       ===========
      Weighted average shares outstanding:
          Primary                                                       87,370,000      15,007,000       112,432,000
                                                                        ==========     ==========       ===========
          Fully diluted                                                 87,561,000      15,007,000       112,623,000
                                                                        ==========     ==========       ===========




                 See Notes to Pro Forma Condensed Financial Information.

               NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION
                                  (Unaudited)



(1) Effective January 24, 1997, Crestar's common stock was split on a two-for-one basis, through distribution of a 100% stock dividend. All common share outstanding and per common share data for Crestar have been retroactively adjusted to reflect the Crestar common stock split.

(2) Certain material, non-recurring expenses totaling $32.5 million, on an after-tax basis, were recorded in conjunction with the Merger on December 31, 1996. Pre-tax adjustments included $11.3 million for the settlement of obligations under existing employment contracts, severance pay for involuntary terminations, early retirement and related employee benefits; $18.2 million associated with branch closings and related equipment disposals; professional fees of $5.4 million; and $15.1 million of other expenses related to effecting the merger. Other non-recurring adjustments included an increase in the reserve for foreclosed properties of $4.0 million, reflecting Crestar's accelerated disposition strategy with respect to specific foreclosed properties. The income tax benefit associated with the above non-recurring expenses totaled $17.5 million. The impact of each of the adjustments has been reflected in the Pro Forma Condensed Statement of Financial Condition as of September 30, 1996.

(3) Based on an exchange ratio of 1.67 (post-split basis) for conversion of Citizens common stock into Crestar common stock (the actual exchange ratio for the December 31, 1996 merger, on a post-split basis). At September 30, 1996, Crestar had 84,699,026 shares outstanding (on a post-split basis), and Citizens had 15,132,599 common shares outstanding.

(4) No pro forma adjustments are necessary in the Pro Forma Condensed Statement of Operations.